Hippo Reports Second Quarter 2025 Financial Results SAN JOSE, Calif. August 06, 2025 – Hippo (NYSE: HIPO), the tech-enabled insurance group proactively protecting homeowners and supporting program insurance partners, today announced its consolidated financial results for the quarter ended June 30, 2025. “We stacked another strong quarter, with more than 30% revenue growth, a major improvement in our net loss ratio, and increased operating leverage—all of which helped us achieve positive net income from operating activities for the first time,” said Hippo President and CEO Rick McCathron. “We also announced a strategic partnership that will accelerate our growth and diversification, while strengthening our balance sheet with a $100 million capital infusion. In addition, we launched two exciting new commercial and casualty programs on our hybrid fronting platform, unlocking important new sources of diversification and profitability.” Complete financial results and full year guidance for 2025 can be found in the company's shareholder letter in the Investor Relations section of Hippo’s website at https://investors.hippo.com/. Second Quarter Highlights Top-Line Momentum and New Program Launches • Gross Written Premium up 16% YoY to $299m, driven by organic growth in existing and new hybrid fronting programs launched • Revenue grew 31% YoY to $117m, driven by an increase in gross earned premium and higher premium retention A Step-Change in Net Loss Ratio • Consolidated Net Loss Ratio of 47%, a 46pp improvement YoY, powered by underwriting and rate actions, better claims operations, and favorable reserve releases • HHIP net loss ratio of 55%, a 58pp YoY improvement, driven by better gross loss ratio • HHIP non-PCS loss ratio of 42%, a 28pp improvement YoY; PCS loss ratio at 13%, a 30pp improvement YoY, boosted 7pp by favorable reserve releases Continued Operating Leverage Improvement • Fixed expenses (S&M, T&D, G&A) declined by $6m YoY as revenue increased by $28m, reflecting continued improvement in operational efficiencies • These costs decreased as a percentage of revenue by 16pp YoY from 46% in Q2’24 to 30% in Q2’25 Significant Gain in Profitability Metrics • Net Income attributable to Hippo of $1m compared to Net Loss of $40m in Q2 of last year • Adjusted Net Income of $17m compared to Adjusted Net Loss of $20m in Q2 of last year Financial Strength • Cash and investments, excluding restricted cash, increased $76m QoQ to $604m; increase was mostly related to the issuance of a $50m surplus note • Spinnaker surplus of $223m, up from $202m a year ago Second Quarter Earnings Conference Call and Webcast Information Date: Wednesday, August 6, 2025 Time: 8:00 a.m. Eastern Time / 5:00 a.m. Pacific Time Dial In: +1 833 470 1428 / Global Dial-In Numbers

Access: 750648 Webcast: https://events.q4inc.com/attendee/257338623 A replay of the webcast will be made available after the call in the investor relations section of the company’s website at https://investors.hippo.com/ Information about Key Operating Metrics/Non-GAAP Financial Measures We define gross loss ratio expressed as a percentage, as the ratio of the gross losses and loss adjustment expenses, to the gross earned premium. We define net loss ratio expressed as a percentage, as the ratio of the net losses and loss adjustment expenses, to the net earned premium. We define adjusted net income (loss), a Non-GAAP financial measure, as net income excluding the impact of certain items that may not be indicative of underlying business trends, operating results, or future outlook, net of tax impact. We calculate the tax impact only on adjustments which would be included in calculating our income tax expense using the estimated tax rate at which the company received a deduction for these adjustments. We define adjusted EBITDA, a Non-GAAP financial measure, as net loss attributable to Hippo excluding interest expense, income tax expense, depreciation, amortization, stock-based compensation, net investment income, restructuring charges, impairment expense, gains and losses on sales of business, other non-cash fair market value adjustments, contingent consideration for one of our acquisitions, and other transactions, which may include certain legal fees and settlement costs, that we consider to be unique in nature. We exclude these items from Adjusted EBITDA because we do not consider them to be directly attributable to our underlying operating performance. These Non-GAAP financial measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of these Non-GAAP financial measures to their most directly comparable GAAP counterpart is included in the shareholder letter referenced above. We believe that these non-GAAP measures of financial results provide useful supplemental information to investors about Hippo. Forward-looking statements safe harbor Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial results and other operating and performance metrics, our business strategy, our cost reduction efforts, the quality of our products and services, and the potential growth of our business. These statements are based on the current expectations of Hippo’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. These forward-looking statements are subject to a number of risks and uncertainties, including our ability to navigate extensive insurance industry regulations and the scrutiny of state insurance regulators, our ability to achieve or maintain profitability in the future; our ability to retain and expand our customer base and grow our business, including our builder network; our ability to manage growth effectively; risks relating to Hippo’s brand and brand reputation; denial of claims or our failure to accurately and timely pay claims; the effects of intense competition in the segments of the insurance industry in which we operate; the availability and adequacy of reinsurance, including at current coverage, limits or pricing; our ability to underwrite risks accurately and charge competitive yet profitable rates to our customers, and the sufficiency of the analytical models we use to assess and predict exposure to catastrophe losses; risks related to our proprietary technology and our digital platform; outages or interruptions or delays in services provided by our third party providers, including our data vendors; risks related to our intellectual property; the seasonal and cyclical nature of our business; the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; any overall decline in economic activity; regulators’ identification of errors in the policy forms we use, the rates we charge, and our customer communications including, but not limited to, cancellations, non-renewals and reinstatements through market conducts, complaints, or other inquiries; the effects of existing or new legal or regulatory requirements on our business, including with respect to maintenance of risk-based capital and financial strength ratings, data privacy and cybersecurity, and the insurance industry generally; and other risks set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10- K and Quarterly Reports on Form 10-Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward- looking statements. There may be additional risks that Hippo does not presently know, or that Hippo currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Hippo’s expectations, plans, or forecasts of future events and views as of the date of this press release. Hippo anticipates that subsequent events and developments will cause Hippo’s assessments to change. However, while Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hippo’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. About Hippo Hippo is a technology-enabled insurance group that uses its hybrid fronting platform to diversify risk across both personal and commercial lines. Through the Hippo Homeowners Insurance Program, the company applies deep industry expertise and advanced underwriting to deliver proactive, tailored coverage for homeowners. Hippo Holdings Inc. subsidiaries include Hippo Insurance Services, Spinnaker Insurance Company, Spinnaker Specialty Insurance Company, and Wingsail Insurance Company. Hippo Insurance Services is a licensed property casualty insurance agent with products underwritten by various affiliated and unaffiliated insurance companies. For more information, please visit http://www.hippo.com. Contacts Investors: Sammy Ng Investors@hippo.com Press: Mark Olson press@hippo.com